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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 7, 1999
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                               AMERICREDIT CORP.
                               -----------------
            (Exact name of registrant as specified in its charter)


              Texas                        1-10667              75-2291093
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(State or other jurisdiction of       (Commission File        (IRS Employer
        incorporation)                     Number)         Identification No.)

801 Cherry Street, Suite 3900, Fort Worth, Texas                    76102
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:   (817) 302-7000
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(Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS

I.   Amendment of Rights Plan

     On September 7, 1999, the Board of Directors of AmeriCredit Corp. (the "Company") approved certain amendments to the Rights Agreement, dated as of August 28, 1997, between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent ("ChaseMellon"). Amendment No. 1 to Rights Agreement between the Company and ChaseMellon was entered into as of September 9, 1999.

     Generally, the amendments to the Rights Agreement, as contained in Amendment No. 1 thereto, remove certain limited "deadhand" provisions contained in the Rights Agreement.

     The foregoing summary of amendments to the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Amendment No. 1 to Rights Agreement filed herewith as Exhibit 4.1, which is hereby incorporated by reference.


II.  Amendment to Bylaws

     On September 7, 1999, the Board of Directors of the Company adopted amendments (the "Amendments") to the Company's bylaws relating to the number and term of directors. In general, the Amendments provide for the classification of the Board of Directors into three (3) classes, as nearly equal in number as possible. One class will be originally elected at the annual meeting of shareholders to be held in 1999 for a term expiring at the annual meeting of shareholders to be held in 2000, another class will be originally elected at the annual meeting of shareholders to be held in 1999 for a term expiring at the annual meeting of shareholders to be held in 2001, and another class will be originally elected at the annual meeting of shareholders to be held in 1999 for a term expiring at the annual meeting of shareholders to be held in 2002. At each annual meeting of shareholders occurring after the 1999 annual meeting of shareholders, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election.

     The foregoing summary of the Amendments does not purport to be complete and is qualified in its entirety by reference to the Bylaw Amendments filed herewith as Exhibit 3.1, which is incorporated by reference.
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ITEM 7 (c).  Exhibits

     The following exhibits are furnished in accordance with Item 601 of Regulation S-K

     (3)     Bylaws:

             3.1 Bylaw Amendments adopted September 7, 1999 by the Company's Board of Directors.

     (4) Instruments defining the rights of security holders, including indentures:

             4.1 Amendment No. 1 to Rights Agreement, dated as of September 9, 1999, between AmeriCredit Corp. and ChaseMellon Shareholder Services, L.L.C.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  September 9, 1999


                                       AmeriCredit Corp.




                                       By: /s/ Daniel E. Berce
                                       Name:   Daniel E. Berce
                                       Title:  Vice Chairman of the Board and
                                               Chief Financial Officer


Sec:form8-k
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                               INDEX TO EXHIBITS

   Exhibit                                                         Sequentially
     No.                               Exhibit                      Number Page
 -----------  ---------------------------------------------------  ------------

     3.1                 Bylaw Amendment

     4.1                 Amendment No. 1 to Rights Agreement